EXHIBIT 99.1


                   List of Reportable Conditions (or Matters)


     For 1999, the matters reported by Rachlin Cohen & Holtz LLP to the Board of Directors include the following (a) lack of appropriate accounting support staff resulting in financial statements not being generated on a timely basis; (b) accounting procedures and policies were not documented; (c) a number of agreements and contracts were not signed; (d) cash management was inappropriate resulting in overpayment of interest and several checks made to cash; and (e) failure to file income tax returns.